Income Taxes - Schedule of Effective Income Tax Rate Reconciliation (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Schedule Of Effective Income Tax Rate Reconciliation Abstract
Income taxes at statutory rate	$ (28,850)	$ (17,736)
State income taxes, net of federal benefit	(9,747)	(14,694)
Foreign Rate Differential	(70)	(36)
Permanent differences	476	1,437
Change in valuation allowance	38,970	32,185
Other	77	(514)
Provision for income taxes	$ 856	$ 642